EXHIBIT 10.8


                                                         (ENGLISH TRANSLATION)



PROMOTION AND NON-COMPETE AGREEMENT ENTERED INTO BY AND BETWEEN THE COCA-COLA EXPORT CORPORATION, MEXICO BRANCH, HEREBY REPRESENTED BY EDUARDO ARROCHA GIO, ESQ., HEREINAFTER "THE COMPANY" AND PANAMCO BAJIO, S.A. DE C.V., HEREBY REPRESENTED BY SERGIO ROBLEDA, ESQ., HEREINAFTER "THE BOTTLER" PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES:

                         R E P R E S E N T A T I O N S

I.-   THE COMPANY represents:

     a) That it is a company organized and existing under the laws of the United States of America, authorized to do business as a branch within the Mexican Republic, which main corporate purpose is to prepare beverage concentrates, trading of non-alcoholic beverages and to render services to the beverages industry in the manufacturing and sale of certain beverage concentrates and compounds, which formulas and procedures are owned and the industrial property of The Coca-Cola Company, and used to prepare non-alcoholic beverages. Consequently The Company has acquired valuable experience and information in this field.

     b) That it has the corresponding licenses and rights to exploit and operate The Coca-Cola Company business within the Mexican Republic. Also, its Federal Taxpayer Registry with the tax authority is CCE520101 TC7, therefore with no legal impediment to enter into this agreement.

     c) That the powers of its legal representative have not been altered or limited in any manner whatsoever; therefore he has no inconvenience to appear for the execution hereunder with such capacity, as evidenced with public deed No. 92,314.

     d) That it is interested in developing the "CIEL" trademark, property of The Coca-Cola Company, for which purpose it requires The Bottler's experience, know-how and infrastructure in order for it to attain such purpose by means of this agreement and pursuant to its terms.

II.- THE BOTTLER REPRESENTS:


     a) That it is a company organized and existing under the laws of the United Mexican States, which main corporate purpose is the manufacturing, sale and distribution of all kinds of non-alcoholic beverages. That its Federal Taxpayer Registry is No. PBA-950526-4L1.


     b) That its representative has all the required powers to enter into this agreement, same which have not been revoked or limited in any manner whatsoever, as evidenced with the public deed No. 71,760, dated March 26, 2002, granted before Carlos de Pablo Serna, Esq., Notary Public No. 137 of Mexico City, Federal District; therefore with no legal impediment to enter into this agreement.

     c) That it is well acquainted with retail sellers and has knowledge of the distribution channels of the bottled water market, which business it has developed since several years ago, therefore, it has and maintains very good relationships with the clients of the market. Also, it knows the bottled water technology and all related processes with the purification, bottling and sale of bottled water.


     d) That it wishes to enter into this agreement in accordance with its terms and conditions established herein, and to provide The Company with the promotion of the "CIEL" trademark, as it has the experience, knowledge, human resources and facilities to act accordingly.


III.-     BOTH PARTIES REPRESENT:

          That they both acknowledge their capacity hereinabove, and they both agree as to the foregoing representations; therefore binding themselves pursuant to the following:


                                 C L A U S E S


FIRST.- From the date hereof, and any collaterals that may be signed or that have been signed, The Bottler expressly agrees to promote the preparation, sale, distribution, and in general the trading of the CIEL trademark therefore, binding itself to the following:

     a) The manufacturing, in mutual agreement with The Company, of the marketing plans necessary for the trading and constant increase of the demand of the CIEL trademark. On the one hand, The Company will participate in the direct costs of the approved marketing plan, with an amount equal to the amount distributed by The Bottler.

     b) To realize any investments that mutually agreed are established by The Company and The Bottler for the continuous growth of the demand of the "CIEL" trademark, such that will cover publicity, marketing, distribution equipment, production machinery, development of new packages and development of new channels, in the mindset that by the year 2003, the minimum investment in charge by The Bottler for these concepts will be $6,950,000 (Six Million Nine Hundred Fifty Thousand Dollars legal tender of the United States of America).

SECOND.- For a ten year term from the date hereof neither The Bottler, nor any of its subsidiaries, affiliates or other related business, shall compete with any of The Company or its subsidiaries or related businesses relating to the manufacturing, treatment, sale and distribution of bottled water within the Mexican Republic without the prior written consent of The Company. In addition, The Bottler undertakes not to disclose any information with regard to or derived from the "RISCO" trademark, or of any other water trademark with which it has registered, produces or has been producing products before the date hereof.


THIRD.- The Bottler, by virtue of the present agreement, binds itself for a ten-year term from the date hereof:

     a) Not to use its experience, know-how or relationships as mentioned in representation II-c) above, either to directly or indirectly, by means of an individual or a company, within the Mexican Republic, in the development of the "RISCO" trademark or any other trademark, unless previously duly authorized by the Company.

     b) Not to act as an advisor or counselor, nor participate in any manner whatsoever directly or indirectly, in the management and operation of another individual or company that engages in any manner in the bottling water business.

     c) Not to realize investments directly or indirectly in any company that engages in any manner in the bottling water business.

     d) Not to disclose, communicate or use any confidential information or industrial secrets relating to the "RISCO" and "CIEL" trademarks, or their production process, trading, distribution, know-how, clients or any other technical information that may benefit any individual or company, including, but not limited to its subsidiaries or affiliates.

FOURTH.- From the date hereof and during the duration of this agreement, The Bottler agrees not to employ, engage, or retain any person or company, either directly or indirectly, which is or was an employee of The Company, supplier or client of The Bottler who is related to the bottled water market.

FIFTH.- The Company agrees to pay The Bottler as compensation for its obligations hereunder the amount of US$29,328,000 (Twenty-Nine Million Three Hundred Twenty-Eight Thousand Dollars, legal tender of the United States of America), no later than the next business day following the date of the signature of this agreement. The Company agrees to make such payment to the account indicated by The Bottler.

SIXTH.- The Bottler expressly acknowledges that the provisions hereunder, as well as the term, territory, applicability, and any of the prohibitions and restrictions hereunder are necessary and reasonable for the protection of The Company. In addition, The Bottler acknowledges the value of the compensation that The Company is to pay The Bottler is fair and previously and freely agreed to by the parties. Consequently, The Bottler has carefully considered the nature and scope of the restrictions hereunder, as well as the rights vested upon The Company, which rights it acknowledges and accepts as reasonable in their terms.

SEVENTH.- The Bottler agrees that any noncompliance or breach to the terms hereunder shall damage The Company without remedy. Consequently, the Company may request from a Judge the mandatory compliance of this agreement and the remedy of any and all damages caused by such noncompliance or breach, without need of a guarantee by The Company.

In the case of noncompliance on the part of The Company, The Bottler may request mandatory compliance with the agreement independently of the damages caused.

EIGHTH.- All communications must be in writing and shall be given to the parties at their respective addresses, with return receipt required to the following respective addresses:

The Company: Ruben Dario 115, Col. Bosque de Chapultepec, Delegacion Miguel Hidalgo, Mexico, D.F.

The Bottler: Blvd. Manuel Avila Camacho No. 40, piso 21, Col. Lomas de Chapultepec, Delegacion Miguel Hidalgo, 11000 Mexico, D.F.

NINTH.- Should any provision in this agreement be invalid or unenforceable, the remaining provisions, and any other provision that is partially enforceable in any jurisdiction shall remain in full force and effect.


TENTH.- The parties agree that all rights established herein may not be assigned by The Bottler without the express written consent of The Company.

ELEVENTH.- For the construction, compliance and execution hereunder the parties submit themselves to the laws and competent courts of Mexico City, Federal District, waiving from now any other jurisdiction that may correspond to them because of their present or future domiciles.

The parties represent that their will has been freely expressed and there has been no vice or wrong, mistake, bad faith, or otherwise in their consent nor any other vice of will, therefore they agree with its execution in Mexico City, Federal District on March 11, 2003.


                                 THE COMPANY

                                 By: /s/ Eduardo R. Arrocha
                                 Name:  Eduardo R. Arrocha, Esq.
                                 Title:    Vice President and Legal Director


                                 THE BOTTLER:

                                 By: /s/ Sergio Robleda
                                 Name:  Sergio Robleda, Esq.
                                 Title:Vice President Finance

                                                         [ORIGINAL IN SPANISH]



CONTRATO DE PROMOCION Y NO COMPETENCIA QUE CELEBRAN POR UNA PARTE THE COCA-COLA EXPORT CORPORATION, SUCURSAL MEXICO, REPRESENTADA EN ESTE ACTO POR EL LICENCIADO EDUARDO ARROCHA GIO, EN LO SUCESIVO IDENTIFICADA COMO LA COMPANIA Y POR LA OTRA PANAMCO GOLFO, S.A. DE C.V., REPRESENTADA EN ESTE ACTO POR EL LICIENCIADO SERGIO ROBLEDA, EN LO SUCESIVO IDENTIFICADA COMO EL EMBOTELLADOR, MISMO QUE CELEBRAN AL TENOR DE LAS SIGUIENTES DECLARACIONES Y
CLAUSULAS:



                          "D E C L A R A C I O N E S"



I.- Declara "LA COMPANIA":

     a) Que es una empresa constituida de conformidad con las leyes de los Estados Unidos de Norteamerica y autorizada para operar como sucursal en la Republica Mexicana, cuyo principal objeto social, es la elaboracion de concentrados, comercializacion de bebidas no alcoholicas, asi como la prestacion de servicios a la industria de bebidas, en relacion a la fabricacion y venta de ciertos concentrados y bases para bebidas, cuyas formulas y procedimientos son secretos industriales de The Coca-Cola Company, a partir de los cuales se preparan bebidas sin alcohol, por lo que ha desarrollado una experiencia e informacion valiosa en esa actividad.


     b) Que cuenta con los derechos para explotar y operar las marcas de The Coca-Cola Company, dentro de la Republica Mexicana. Asimismo que su Registro Federal de Contribuyentes ante las autoridades hacendarias es CCE520101 TC7, por lo que no tiene impedimento alguno para la celebracion del presente contrato.

     c) Que las facultades con que cuenta su representante legal, no le han sido modificadas ni en forma alguna limitadas por lo que no tiene inconveniente alguno en comparecer a la firma del presente contrato con la representacion que ostenta, tal como lo acredita con la copia de la Escritura Publica No. 92,314.

     d) Que es su interes desarrollar la marca CIEL, propiedad de The Coca-Cola Company, para lo cual requiere la experiencia, conocimientos e infraestructura con que cuenta EL EMBOTELLADOR, para la realizacion de dichos fines, por lo cual esta dispuesto a celebrar el presente contrato, en los terminos que en el mismo se estipulan.

II.- Declara "EL EMBOTELLADOR":

     a) Que es una sociedad anonima, constituida conforme a las leyes de los Estados Unidos Mexicanos, cuyo principal objeto social, es la elaboracion, venta y distribucion de toda clase de bebidas no alcoholicas. Que su Registro Federal de Causantes es el No. PGO-950526-G94.

     b) Que su representante, cuenta con las facultades necesarias para la celebracion del presente contrato, mismas que no le han sido revocadas ni en forma alguna limitadas, tal como lo acredita con la copia de la escritura publica No. 71,759, de fecha 26 de marzo de 2002, pasada ante la fe del Lic. Carlos de Pablo Serna, Notario Publico No. 137 del Distrito Federal, por lo que no tiene inconveniente alguno en la celebracion del presente contrato.

     c) Que conoce perfectamente bien la red de detallistas asi como los canales de distribucion del mercado de agua embotellada, ya que lo ha desarrollado durante varios anos, por lo que tiene y mantiene magnificas relaciones con los clientes de dicho mercado. Asi mismo conoce la tecnologia y todos los procesos relacionados con la purificacion, embotellado y comercializacion de agua embotellada.

     d) Que desea celebrar el presente contrato en los terminos y condiciones que en el mismo se estipulan, ya que cuenta con la experiencia, conocimientos e infraestructura material y humana, para la realizacion de la promocion de la marca CIEL que LA COMPANIA le encomienda a traves del presente contrato.

III.- Declaran ambas partes:

          Que se reconocen mutuamente la personalidad con que se ostentan, asi como que estan de acuerdo en las declaraciones vertidas con anterioridad, por lo que no tienen inconveniente alguno en obligarse al tenor de las siguientes:

                              "C L A U S U L A S"


PRIMERA.- A partir de la fecha de suscripcion del presente contrato, y los colaterales que pudiesen firmarse o haberse firmado, EL EMBOTELLADOR expresamente acuerda promover la elaboracion, venta, distribucion y en general la comercializacion de la Marca denominada CIEL, para lo cual se obliga a lo siguiente:

     a) A la elaboracion, de comun acuerdo con LA COMPANIA, de los planes de mercado necesarios para la comercializacion e incremento constante de la demanda de la marca CIEL. Por su parte LA COMPANIA participara en los gastos directos de mercado del plan aprobado, con una cantidad igual a la erogada por EL EMBOTELLADOR.

     b) A realizar las inversiones que de comun acuerdo establezcan LA COMPANIA y el Embotellador para el continuo crecimiento de la demanda de la marca CIEL, mismas que abarcaran publicidad, mercadeo, equipo de distribucion, maquinaria de produccion, desarrollo de nuevos empaques y desarrollo de nuevos canales, en la inteligencia de que para el ano 2003, la inversion minima a cargo de EL EMBOTELLADOR por estos conceptos sera de $4,450,000 (Cuatro Millones Cuatrocientos Cincuenta Mil dolares Moneda del curso legal de los Estados Unidos de Norteamerica).

SEGUNDA.- EL EMBOTELLADOR o sus subsidiarias, filiales o cualesquiera otra empresa relacionada, se obliga por el termino de diez anos contados a partir de la fecha de firma del presente documento dentro del territorio de la Republica Mexicana, a no competir con los negocios de LA COMPANIA o sus subsidiarias, relacionadas con la elaboracion, tratamiento, venta y distribucion de aguas embotelladas sin la autorizacion previa y otorgada por escrito de LA COMPANIA; asi mismo, acepta no revelar ningun tipo de informacion relacionada con o derivada de la marca RISCO o cualesquier otra marca de agua que EL EMBOTELLADOR tenga registrada, produzca o hubiere producido con anterioridad a la fecha de celebracion del presente contrato.


TERCERA.- EL EMBOTELLADOR, por virtud del presente contrato, se obliga por el termino de diez anos contados a partir de la firma del mismo:

     a) A no utilizar su experiencia, conocimiento y relaciones mencionadas en la declaracion II-c), ya sea directa o indirectamente a traves de persona fisica o moral alguna dentro del territorio que comprende la Republica Mexicana, para el desarrollo de la marca RISCO o cualquier otra que no le sea previa y debidamente autorizada por LA COMPANIA.

     b) A no actuar como asesor o consejero, o participar de manera alguna de forma directa o indirecta, en el manejo y operacion de otra persona fisica o moral que se dedique en cualquier forma al negocio de agua embotellada.

     c) A no realizar inversiones de forma directa o indirecta en ninguna persona moral que participe en cualquier forma en el negocio de agua embotellada.

     d) No divulgar, comunicar o usar en beneficio de persona fisica o moral alguna, incluyendo pero no limitado a sus subsidiarias, afiliadas o filiales cualquier informacion confidencial o secretos industriales relacionados con las marcas RISCO y CIEL o su proceso de produccion, comercializacion, distribucion, know-how, lista de clientes o cualquier otra informacion tecnica.

CUARTA.- EL EMBOTELLADOR, a partir de la fecha de la firma del presente contrato y durante la vigencia del mismo, se obliga a no emplear, contratar, directa o indirectamente, a ninguna persona fisica o moral que, en cualquier tiempo durante la vigencia del presente contrato, sea o haya sido empleado de LA COMPANIA, proveedor o cliente de la misma y que este relacionado con el mercado de agua embotellada.


QUINTA.- LA COMPANIA se obliga a pagar como contraprestacion por las obligaciones asumidas por EL EMBOTELLADOR, la cantidad de $27,072,000 (Ventisiete Millones Setenta y Dos Mil dolares Moneda del curso legal de los Estados Unidos de Norteamerica), a mas tardar el dia habil siguiente a la fecha de firma del presente contrato. LA COMPANIA se obliga a realizar dicho pago en la cuenta que EL EMBOTELLADOR que este le indique.


SEXTA.- EL EMBOTELLADOR, expresamente reconoce que lo previsto en el presente contrato, asi como el plazo, el territorio, el ambito de aplicacion, las prohibiciones y restricciones convenidas, son necesarias y razonables para la proteccion de LA COMPANIA. Asi mismo, reconoce que el valor de la contraprestacion que LA COMPANIA pagara a este, es una cantidad justa y previamente acordada libremente por las partes. EL EMBOTELLADOR ha considerado la naturaleza y alcance de las restricciones convenidas en el presente contrato, asi como los derechos conferidos a LA COMPANIA, mismos que reconoce y acepta por ser razonables en sus terminos.

SEPTIMA.- EL EMBOTELLADOR acepta que cualquier incumplimiento o violacion a las estipulaciones contenidas en el presente contrato, danaria de manera irreparable a LA COMPANIA. Por consiguiente, LA COMPANIA podra demandar ante el Juez competente el cumplimento forzoso del presente contrato, asi como el pago de los danos y perjuicios que con motivo del incumplimiento se le causen, sin la necesidad por parte de LA COMPANIA de otorgar garantia alguna.

En caso de incumplimiento por parte de LA COMPANIA, EL EMBOTELLADOR podra a su vez, demandar el cumplimiento forzoso del presente contrato, independientemente de los danos y perjuicios que se le causen.

OCTAVA.- Las comunicaciones entre las partes deberan hacerse por escrito y ser entregadas en sus respectivos domicilios mediante el acuse de recibo correspondiente para lo cual senalan los siguientes:

LA COMPANIA: Ruben Dario 115, Col. Bosque de Chapultepec, Delegacion Miguel Hidalgo, en Mexico D.F.

EL EMBOTELLADOR: Blvd. Manuel Avila Camacho N(degree)40, piso 21, Col. Lomas de Chapultepec, Delegacion Miguel Hidalgo, 11000 Mexico, D.F.

NOVENA.- Si cualquier disposicion de este contrato es declarada nula o ineficaz, las demas disposiciones permaneceran vigentes y con todo su valor y fuerza legal.


DECIMA.- Las partes acuerdan que los derechos aqui establecidos no podran ser cedidos por EL EMBOTELLADOR sin el consentimiento expreso y otorgado por escrito por LA COMPANIA.

DECIMO PRIMERA.- Para la interpretacion, cumplimiento y ejecucion del presente Contrato las partes se someten a las Leyes y Tribunales competentes de la ciudad de Mexico, Distrito Federal, renunciando a cualquier otro fuero que pudiera corresponderles por razon de sus domicilios actuales o futuros.

Las partes manifiestan que su voluntad ha sido libremente expresada y que su consentimiento no se encuentra viciado por dolo, error, mala fe o cualquier otro vicio de voluntad, por lo que firman el presente Contrato en dos ejemplares originales de un mismo tenor y un solo efecto, en la ciudad de Mexico, Distrito Federal el dia 11 del mes de marzo de 2003.

                                        LA COMPANIA



                                        Por: /s/ Eduardo R. Arrocha
                                             -------------------------------
                                        Nombre: Lic. Eduardo R. Arrocha
                                        Titulo: Vicepresidente y Director Legal



                                        EL EMBOTELLADOR:



                                        Por: /s/ Sergio Robleda
                                             -------------------------------
                                        Nombre: Lic. Sergio Robleda
                                        Titulo: Vicepresidente de Finanzas